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                                                                   Exhibit 10.30

                SOFTWARE LICENSE, OEM AND DISTRIBUTION AGREEMENT

This Software License, OEM and Distribution Agreement ("Agreement") is made as of January 21, 1998 (the "Effective Date") between Silicon Graphics, Inc., a Delaware corporation ("Licensee" or "SGI"), having its principal place of business at 2011 N. Shoreline Blvd., Mountain View, CA 94043 and ENlighten Software Solutions, Inc. ("ESSI"), having its principal place of business at 999 Baker Way, Fifth Floor, San Mateo, CA 94404.

1.0     DEFINITIONS.

1.1 "Acceptance Date" shall mean the date as of which Licensee accepts the Program as specified in Exhibit H.

1.2 "Basic Admin" means a limited function version of DSM as more fully described in Exhibit A. The feature set for Basic Admin is also set forth in Exhibit A.

        1.2.1 "NewShip Basic Admin" means Basic Admin that is bundled with Licensee's Servers and Workstations.

        1.2.2 "Installed Basic Admin" means Basic Admin that is shipped to Licensee's customers' for installation on Servers and Workstations that are not licensed to run NewShip Basic Admin or Upgrade Basic Admin.

        1.2.3 "Upgrade Basic Admin" means Basic Admin, containing Workstation and Server agents only, that is shipped to Licensee's customers' for installation on Servers and Workstations that are upgrading from a version of the Licensee's operating system that does not contain NewShip Basic Admin to a version of the Licensee's operating system that does contain NewShip Basic Admin.

1.3     "Bundle" shall mean the act of shipping Basic Admin with a new SGI
        System.

1.4 "Confidential Information" shall mean all Source Code, confidential documentation, as more particularly described in section B of Exhibit C, and any other materials marked as confidential and delivered by one party to the other pursuant to this Agreement, subject to Section 6 below. Any information disclosed by the party disclosing Confidential Information to the other party under this Agreement (the "Discloser) will be considered Confidential Information by the other party only if such information is designated as confidential, or if provided orally, identified as confidential at the time of disclosure and confirmed in writing within thirty (30) days of disclosure.

1.5 "Documentation" shall mean non-confidential materials which relate to the Program and which are delivered to Licensee by ESSI pursuant to this Agreement, as more particularly described in section A of Exhibit C.

1.6 "DSM" means ESSI's SGI-based version of its Distributed System Manager software as more fully described in Exhibit A.

1.7 "Enhanced Admin" means the additional feature set version of DSM as more fully described in Exhibit A.

        1.7.1 "NewShip Enhanced Admin" means Enhanced Admin that is licensed for Licensee's customers' Servers and Workstations that are licensed to run NewShip Basic Admin.

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        1.7.2 "Installed Enhanced Admin" means Enhanced Admin that is licensed for Licensee's customers' Servers and Workstations that are licensed to run Installed Basic Admin.

1.8 "Enhancements" shall mean all modifications to the Program made solely on behalf of Licensee but do not include separate add-on products which contain no Program code.

1.9 "Foreign Agent" shall mean ESSI's fully functional distributed systems agents operable on all non-SGI platforms supported by ESSI that are licensed to SGI customers.

1.10 "Infringement Action" shall mean any claim, suit, or proceeding brought against Licensee that the Program or Documentation infringes any U.S. patent, copyright, trademark, or trade secret, of a third party.

1.11 "Infringing Product" shall mean any restriction on the use of the Program as the result of an injunction issued in an Infringement Action.

1.12 "Intellectual Property Rights" shall mean the following rights that pertain to the Program and the Documentation:

        (a) Rights in all U.S. and foreign letters patent and applications for letters patent;

        (b) Rights in the trademarks including, but not limited to, those listed in Exhibit B that are enforceable under common law, state law, federal law, or the laws of foreign countries;

        (c)     Rights in copyrights and rights of authorship; and

        (d) Rights in trade secrets under common law, state law, federal law, and the laws of foreign countries.

1.13 "Object Code" shall mean any machine executable code derived in whole or in part from the Source Code.

1.14 "Program" shall mean DSM and any additional computer software licensed by ESSI to Licensee pursuant to this Agreement, as more particularly described in Exhibit A.

1.15 "Release" shall mean a release of the Object Code that may be either a new Version or Revision.

1.16 "Revision" shall mean a release of the Object Code incorporating corrections and minor enhancements to the prior Revision that ESSI makes generally available to the public. A Revision is designated by a numeric identification of the form "N.M" where the "M" designates the Revision.

1.17    [*]

1.18 "SGI System" shall mean servers or server systems, and workstations or workstation systems manufactured, marketed, or sold by SGI and running the IRIX operating system or other SGI operating systems, as may be agreed between the parties.

1.19 "Server" shall mean general purpose computers with high levels of data storage and/or communications capabilities, including, without limitation, SGI's CHALLENGE(R), POWER CHALLENGE(R), and Origin(R) family of systems and their successors.


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1.20    "Source Code" shall mean any human readable code, that pertains in whole or in part to the Program, including any updates or upgrades.

1.21 "Supported Release" shall mean those Releases supported by ESSI as an ESSI commercial product. ESSI will provide support for the current and one (1) prior Release of the Program. Should Licensee require support on an earlier Release than provided for in this definition, Licensee shall remunerate ESSI on a time and material basis for such support activities. Supported Releases shall operate, at a minimum, on the current and one prior (as determined by Licensee) version of Licensee's IRIX operating system.

1.22 "Version" shall mean the Object Code releases of the Program, that ESSI makes available to Licensee under the provisions of the Agreement. A Version is designated by a numeric identification of the form "N.M" where "N" designates the Version identification.

1.23 "Workstation" shall mean any SGI system that is not classified as a Server and used predominately for individual productivity.

2.0     LICENSE GRANT.

2.1     [*]

2.2     [*]

2.3     [*]

2.4 All sublicenses under sections 2.2 and 2.3 shall be consistent with the relevant terms of this Agreement. With respect to the right to sublicense in sections 2.2 and 2.3:

        (a) Licensee shall use a written sublicense agreement with protections and restrictions

                (i)     consistent with this Agreement, and

                (ii) at least as stringent as those which Licensee uses for its own software, but in no event less stringent than the provisions set forth in Exhibits K and E.; and

        (b) If any sublicensee is a U.S. Government agency, Licensee shall assure that all copies of Object Code contain a "U.S. Government Restricted Rights" legend at least as protective as the following:

        "U.S. GOVERNMENT RESTRICTED RIGHTS LEGEND


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        The Software and Documentation have been developed entirely at private expense. They are delivered and licensed as "commercial computer software" as defined in DFARS 252.227-7013 (Oct 1988), DFARS 252.211-7015 (May 1991), or DFARS 252.227-7014 (dun 1995), as a
        "commercial item" as defined in FAR 2.101(a), or as "Restricted computer software" as defined in FAR 52.227-19 (dun 1987) (or any equivalent agency regulation or contract clause), whichever is applicable. You have only those rights provided for such Software and Documentation by the applicable FAR or DFARS clause or the ESSI standard software agreement for the product involved."

2.5 Licensee hereby grants to ESSI a non-exclusive, royalty-free, non-transferable internal license to use the Licensee Property and intellectual property embodied therein, for the sole purpose of development and testing of DSM under this Agreement. No Licensee Property may be provided to any third party without the prior written approval of Licensee. Licensee Property consisting of hardware and software shall be provided to ESSI under the terms of Exhibit I "SGI Equipment Loan Agreement". "Licensee Property" shall mean all property, including designs, software, documentation, models, tools, devices and other materials, owned or licensed to Licensee, which may be furnished to ESSI under the SGI Equipment Loan.

2.6 ESSI retains all right, title, and interest in the Program and Documentation. Licensee shall take all reasonable measures to protect ESSI's proprietary rights in the Program and Documentation. Licensee is not granted any other rights or license to patents, copyrights, trade secrets, or trademarks with respect to the Program or Documentation or other Confidential Information. Each party shall notify the other party in writing upon its discovery of any unauthorized use or claim of infringement of the Program or Documentation or either party's patents, copyrights, trade secrets, trademarks, or other intellectual property rights.

2.7 ESSI agrees that during the term of this Agreement it shall not [*]. This Section 2.7 shall exclude [*] of the Effective Date.

2.8 ESSI agrees that it shall not [*] with any [*] as of the Effective Date for a period of [*] from the Effective Date.

3.0     PAYMENTS.

3.1     FEES

        3.1.1 In consideration for the rights granted in article 2 above, Licensee shall pay ESSI:

                (a) A support fee of [*] according to the schedule at Exhibit F; and

                (b) Non-Recurring Engineering Fees according to the schedule at Exhibit L.

3.2     Royalties.

        3.2.1 No royalty shall be due for any copy used or distributed by Licensee only for reasonable demonstration, training, or support purposes.

        3.2.2 Licensee shall pay ESSI a royalty in accordance with the schedule attached as Exhibit F for each copy of Object Code sold, distributed or otherwise disposed of, either internally or externally, by Licensee or its sublicensees, for the rights granted in section 2.2 above.


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        3.2.3 Licensee shall pay ESSI a royalty in accordance with the schedule attached as Exhibit F for support and maintenance of each copy of Object Code sold, distributed or otherwise disposed of, either internally or externally, by Licensee or its sublicensees, in accordance with Section
        2.2 above.

3.3     General Terms of Payment.

        3.3.1 Royalty payments due ESSI shall be made in accordance with the payment schedule described more fully in Exhibit F. All other payments shall be made within [*] of receipt of a proper invoice. Payments shall be accompanied by a report detailing how such royalties were calculated or a reference to the relevant purchase order number.

        3.3.2 Licensee shall maintain true and accurate records, in accordance with generally accepted accounting principles, for the calculation of royalties. During the term of this Agreement, and for a period of [*] thereafter, ESSI may, at its expense, engage an independent auditor reasonably acceptable to Licensee to review such records (to a maximum of [*] prior) and verify royalty payments, provided that the auditors execute Licensee's confidentiality agreement and provided that ESSI may not conduct said audits more than once in any calendar year. In the event that the audit reveals an underpayment of royalties, Licensee shall pay ESSI [*] of any royalties due and, if the underpayment exceeds [*] of the total royalties due, reimburse ESSI for the reasonable cost of the audit.

        3.3.3 Licensee shall be solely responsible for all taxes on royalties and other fees required to be paid to ESSI under this Agreement, including state and local use, sales, property, and other taxes, excluding only taxes calculated solely on ESSI's income.

4.0     MARKETING, DELIVERY AND MANUFACTURING.

4.1 Licensee shall, at its own expense, use commercially reasonable efforts to market the Program. Licensee shall have the right to customize the Documentation for its own marketing, distribution, sales, and support efforts.

        4.1.1 Marketing Plan. During each calendar quarter, Licensee and ESSI shall meet in order to develop a joint marketing plan showing planned marketing activities and the sales forecast for the quarter.

        4.1.2 Licensee Training. Within thirty (30) days after the Effective Date, Licensee and ESSI shall jointly develop a training plan to effectively train SGI personnel.. Licensee shall bear its own expenses, those of its employees, and those of ESSI and ESSI's employees in connection with such training, including but not limited to travel, living expenses, and training material aids.

        4.1.3 [*] Licensee agrees, for the term of this Agreement, [*] beginning with [*]. Licensee shall have the right to [*] if it so elects.

4.2 This Agreement does not create any partnership, agency, or other relationship other than that of licensee and licenser in accordance with the express provisions of this Agreement.

4.3     ESSI shall provide [*]


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4.4     ESSI agrees to make Licensee's operating system a [*] As used herein,
        [*] shall mean [*] during the term of this Agreement shall be [*] either [*], the [*]

5.0     SUPPORT.

5.1 ESSI shall, during the term of this Agreement, support the Program as set forth in this Section 5, provided however that:

        (a) Licensee pays ESSI the support and software upgrade fees specified in Section 3 of this Agreement; and

        (b) ESSI shall be obligated to support the Program as set forth in Exhibit G to the extent that defects are not caused by Licensee.

5.2 Licensee and ESSI shall be responsible for all support of Licensee's customers as provided in Exhibit G.

5.3 The support obligations of ESSI, together with the Licensee's royalty and payment obligations provided for in Section 3.2.3 associated with such support obligations provided for in this Section 5 shall continue for a period of twelve (12) months beyond the term of this Agreement, provided that Licensee accepts every Release for the Program issued by ESSI. ESSI shall only be obligated to support Supported Releases.

6.0     CONFIDENTIAL INFORMATION.

6.1 A recipient of Confidential Information shall protect the Information by using the same degree of care, but no less than a reasonable degree of care, to prevent any unauthorized use, dissemination, or publication as the recipient uses to protect its own Confidential Information of a like nature. The recipient shall restrict access to the Confidential Information to those of its employees having a need to know. The recipient's obligations under this section 6.1 shall continue for [*] from the expiration or termination of this Agreement, except for Source Code which may be received hereunder, which must be protected for [*] from the expiration or termination of this Agreement.

6.2     A recipient of Confidential Information acknowledges and agrees that:

        (a) The discloser will be irreparably injured by the disclosure or threatened disclosure of any Confidential Information in violation of this Agreement; and

        (b) In addition to any other remedies available at law or in equity, the discloser may obtain an injunction to prevent such disclosure or the continuation of such disclosure.

6.3     Confidential Information does not include information that:

        (a) Was rightfully in the recipient's possession before receipt from the discloser;

        (b) Is or becomes a matter of public knowledge through no fault of the recipient;

        (c) Is rightfully received by the recipient from a third party without a duty of confidentiality;

        (d) Is disclosed by the discloser to a third party without a duty of confidentiality on the third party;


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        (e)     Is independently developed by individuals without access to, or knowledge of, Confidential Information; or

        (f) Is disclosed under operation of law, provided the recipient gives the discloser prior notice, so that discloser has a chance to seek a protective order.

7.0     PROPRIETARY NOTICES.

7.1 ESSI shall include within the Object Code any trademark and copyright notices as applicable. Licensee shall reproduce such notices when marketing and distributing Object Code.

7.2 Documentation distributed by Licensee shall include the following notice:

        "Copyright (C) 1994, 1995, 1996, 1997 by ENlighten Software Solutions, Inc. All Rights Reserved."

8.0     ENHANCEMENTS.

8.1 ESSI shall disclose all Enhancements to Licensee [*] promptly, but in any event no later than ninety (90) days after commercial release of the Object Code version of the product.

8.2 ESSI shall own all right, title, and interest to any Enhancements and derivative works of the Program created by either party.

9.0     WARRANTIES.

9.1 ESSI warrants that it has full power and authority to grant the rights under this Agreement.

9.2 ESSI shall defend at ESSI's expense any Infringement Action and pay any final awarded damages and costs of settlement provided that Licensee gives ESSI prompt notice of any Infringement Action, as well as all authority, information, and assistance (at ESSI's expense) necessary to defend the Action. With respect to any Infringing Product, ESSI may, at its expense and option:

        (a)     Procure for Licensee the right to continue using the Product;

        (b) Replace the Product with a non-infringing product of comparable function or performance;

        (c)     Modify the Product to be non-infringing; or

        (d) If ESSI determines that none of the foregoing alternatives is feasible, terminate Licensee's rights to the Product but only to the extent necessary to avoid the infringement; [*]

9.3 Section 9.2 states the entire liability of ESSI for infringement of intellectual property rights by the Program or Documentation. Notwithstanding Section 9.2, ESSI shall have no liability under this Agreement for any claim, suit, or proceeding which is based upon, and which could have been avoided but for:


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        (a)     Any combination, operation, or use of the Program or
                Documentation with equipment, software, documentation, or other items not supplied by ESSI;

        (b) Any modification of the Program or Documentation by anyone other than ESSI; or

        (c) Any use of other than the most current Release of the Program if such claim would have been avoided by the use of such Release, provided Licensee had a reasonable opportunity to upgrade to the most current Release.

9.4 ESSI warrants that DSM shall be substantially compliant with the description contained in Exhibit A, as modified from time to time as allowed under this Agreement.

9.5 ESSI MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE PROGRAM AND THE DOCUMENTATION, INCLUDING WITHOUT LIMITATION AS TO THEIR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. NO PERSON, INCLUDING LICENSEE, IS AUTHORIZED TO MAKE ANY OTHER WARRANTY OR REPRESENTATION CONCERNING THE PROGRAM ON ESSI'S BEHALF. LICENSEE SHALL BE SOLELY RESPONSIBLE FOR ANY CLAIMS, WARRANTIES, OR REPRESENTATIONS MADE BY LICENSEE OR ITS EMPLOYEES OR AGENTS.

9.6 EXCEPT TO THE EXTENT SPECIFICALLY SET FORTH IN SECTON 9.2, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS) ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT THE PROGRAM, OR ANY RELATED MATTER, OR IN FURTHERANCE OF THE PROVISIONS AND OBJECTIVES OF THIS AGREEMENT, WHETHER SUCH DAMAGES ARE BASED ON TORT, CONTRACT, OR ANY OTHER LEGAL THEORY AND WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.0    TERM AND TERMINATION.

10.1 Except as provided in Section 10.6, this Agreement shall commence on the Effective Date and shall expire three (3) years thereafter, unless earlier terminated for cause.

10.2 Either party may terminate this Agreement if the other party breaches any provision of this Agreement and if such breach is not cured within thirty (30) days of written notice from the non-breaching party advising of such breach. For purposes of this section 10.2, to the extent permitted by applicable law, a breach of this Agreement shall include, but not be limited to, the following:

        (a) Is the subject of a petition in bankruptcy, whether voluntary or involuntary;

        (b)     Is or becomes insolvent; or

        (c)     Ceases to do business in the normal course.

10.3    Upon the expiration or termination of this Agreement, Licensee shall:

        (a) Immediately cease distributing the Object Code and Documentation; and

        (b) Either destroy (with prompt certification by an authorized representative of the Licensee) or return to ESSI, at ESSI's option, [*] all copies and


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                executable derivatives thereof. Notwithstanding the foregoing, provided this Agreement has not been terminated for breach by Licensee, Licensee may keep, [*] without any rights to sell, market, or distribute any additional Object Code versions [*]. All such changes [*], and all copies and executable derivatives thereof, shall be the property of ESSI and shall either be destroyed (with certification by an authorized representative of the Licensee) or returned to ESSI, at ESSI's option, upon expiration of such [*] following the expiration or termination of this Agreement.

10.4 Notwithstanding any expiration or termination of this Agreement, the following provisions expressly survive: Sections 2.6, 3, 6, 9.5, 9.6, 11.1, 11.2, 11.4, 11.5, 11.7, 11.8, 11.9 and 11.10. Further, the
        expiration or termination shall not affect any sublicense agreements validly granted by Licensee as of the date of expiration or termination.

10.5 In addition to the provisions of Section 10.2 and 10.3, Licensee shall have the right to terminate this Agreement [*] of written notice to ESSI [*]. Licensee shall also have the right to receive the material which has been placed in escrow as further defined in the Escrow Agreement executed by the parties contemporaneous with this Agreement, a copy of which is attached hereto as Exhibit D, which Escrow Agreement is incorporated herein.

10.6 Notwithstanding the term provided in Section 10.1, [*]. Such option must be exercised [*] of receipt of written notice of [*]. For purposes of this Section 10.6, [*].

11.0    MISCELLANEOUS PROVISIONS.

11.1 Notices. All notices required under this Agreement shall be in writing and shall be considered given upon personal delivery or delivery by electronic means (e.g. fax), upon forty-eight hours after sending by air courier, or upon seventy-two hours after deposit in the United States Mail, certified mail return receipt requested, addressed to the appropriate Account Manager as specified below:

        Licensee:     Silicon Graphics. Inc.
                      2011 North Shoreline Boulevard
                      Mountain View. CA 94043-1389
               Attention:    Legal Services
               Phone Number: (650) 933-6448
               Fax Number:   (650) 932-0652


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        ESSI:         ENlighten Software Solutions, Inc.
                      999 Baker Way, Fifth Floor
                      San Mateo, CA 94404
               Attention:    Legal
               Phone Number: (650) 578-0700
               Fax Number:   (650) 524-5952

11.2 Confidentiality of Agreement. Neither party shall disclose to any third party the terms of this Agreement other than its existence in general.

11.3 Assignment. Neither party may assign nor transfer its rights or responsibilities set forth in this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld [*].

11.4 Waiver. A party's failure to exercise any of its rights under this Agreement shall not constitute a waiver or forfeiture of any such rights nor of any other rights.

11.5 Export. The parties acknowledge that the export of Confidential Information may be subject to regulations which may prohibit the export of such information to certain foreign countries or the disclosure of such information to certain foreign nationals. The parties, therefore, agree to comply strictly with all applicable export laws, regulations, executive orders and the like.

11.6 Exhibits. In the event of any conflict between an Exhibit and the main body of this Agreement, the latter shall control. The following Exhibits are incorporated in full into this Agreement by the first reference to each such Exhibit:

        (a)    Exhibit A, Program Description;
        (b)    Exhibit B, ESSI Trademarks;
        (c)    Exhibit C, Documentation;
        (d)    Exhibit D, Escrow Agreement
        (e)    Exhibit E, Object Code Sublicensing Terms;
        (f)    Exhibit F, Royalty Schedule and Payment Terms;
        (g)    Exhibit G, Support and Training;
        (h)    Exhibit H, Delivery and Acceptance;
        (i)    Exhibit I, SGI Equipment Loan Agreement;
        (j)    Exhibit J, Loaned Equipment Schedule;
        (k)    Exhibit K, ESSI Software License Terms; and
        (1)    Exhibit L, Non-Recurring Engineering Items.
        (m)    Exhibit M, DSM List Price and Support Royalty.
        (n)    Exhibit N, ESSI Customers.



11.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, U.S.A, without giving effect to the principles of conflict of law. The United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

11.8 Injunctive Relief. Unauthorized use of the Program, any information contained therein, or other Confidential Information will diminish the value to either party of the trade secrets and proprietary information that are the subject of this Agreement. Therefore, if either party breaches any of its obligations hereunder, the affected party shall be entitled to equitable relief


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        to protect its interests therein, including but not limited to injunctive relief, as well as monetary damages.

11.9 Employees. Both parties agree to refrain from actively recruiting the other party's employees during the term of this Agreement and for [*] following the earlier of the termination of this Agreement or the voluntary termination of the employee's employment by either party.

11.10 Entire Agreement. This Agreement and the Exhibits represent the entire agreement between the parties as to the matters set forth and integrates all prior discussions and understanding between them. This Agreement may only be modified by a written instrument signed by an authorized representative of both Licensee and ESSI.

SILICON GRAPHICS, INC.               ENLIGHTEN SOFTWARE SOLUTIONS, INC.


By:                                  By:
   -----------------------------        -------------------------------
Typed Name:                          Typed Name:
          ----------------------               ------------------------
Title:                               Title:
     ---------------------------           ----------------------------


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                                    EXHIBIT A
                               PROGRAM DESCRIPTION

The ENlighten/DSM ("DSM") product and feature functionality is fully described by the DSM version 2.3 documentation set. As of the Effective Date, the current version of DSM is 2.3.0. [*]

A. Basic Admin [*]

        1. The [*] has been moved from [*]

        2. [*] has been moved from [*]

        3. [*] has been moved from [*] under the new menu location.

        4. [*] will be moved from [*]

        5. [*] will be moved from [*].

B. [*] will contain [*].

It is [*]. Over time, minor and major features may be added or removed [*] however, the [*] will remain [*] unless otherwise agreed to in writing by both the Licensee and ESSI.

Proposed [*] will be submitted to Licensee [*] for Licensee's review. Any objections [*] must be returned to ESSI [*]

ESSI retains [*]

DSM will (i) process without error information and/or data that includes or refers to dates and/or time ("Date Data") on any day during any year in, before and after the twenty-first century, including any leap day or year, (ii) maintain a consistent relationship with the real (external) time and date, and
(iii) when used in combination with other products not provided by ESSI, correctly and accurately exchange Date data, to the extent that such other products correctly and accurately exchange Date Data. For purposes of this paragraph, "process" includes, but is not limited to, manipulate, output, receive, retrieve, store, sort, transmit, transform, and verify Date Data.


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                                    EXHIBIT B
                                 ESSI TRADEMARKS

Licensee shall include a trademark acknowledgment in all Object Code and documentation derived from Documentation. Such acknowledgment shall specify that the Object Code and documentation are based on ESSI's Program and shall be worded as follows:

ENlighten is a registered trademark of ENlighten Software Solutions, Inc. ENlighten for UNIX/Distributed Systems Manager and ENlighten/DSM are trademarks of ENlighten Software Solutions, Inc. All information contained in the manual for ENlighten for UNIX/Distributed Systems Manager is proprietary to ENlighten Software Solutions and all rights are reserved.

                                    EXHIBIT C
                                  DOCUMENTATION

Section A - Sublicensable Documentation
ESSI will provide both printed and electronic forms of the end-user customer documentation currently delivered with the Program when purchased by an ESSI customer, including, but not limited to:

        (1) ENlighten/DSM User's Manual



Section B - Confidential Documentation
This shall include any technical and business information relating to inventions or products, research and development, product planning methodologies, manufacturing and engineering processes, costs, profit, or margin information, employee skills and salaries, finances, customers, marketing and production and future business plans of the Discloser. Confidential Documentation may also include confidential proprietary and/or trade secret information that is owned by third parties who may have disclosed such information to either party in the course of such party's business.

                                    EXHIBIT D
                                ESCROW AGREEMENT

This ESCROW AGREEMENT ("Escrow Agreement") is made the _day of ________, 1998 ("Effective Date"), among ___________________, a corporation ("ESSI") having a place of business at _______________, and Silicon Graphics, Inc., a Delaware corporation ("Licensee" or "SGI"), having a place of business at 2011 N. Shoreline Blvd., Mountain View, CA 94043-1389, and Data Securities International, Inc., a California escrow agent having an office at 345 California Street, Suite 1220, San Francisco, CA 94104 ("Escrow Agent").

WHEREAS, ESSI and SGI have entered into a Software License, OEM, and Distribution Agreement (the "License Agreement) involving certain ESSI products ("DSM" as defined in the License Agreement), to which this Escrow Agreement is an attachment.

WHEREAS, the benefits conferred under this Escrow Agreement are a material part of the consideration given by ESSI under the License Agreement.

WHEREAS, this Escrow Agreement is being entered into [*]. In consideration of the execution of the Escrow Agreement and the mutual covenants herein contained, the parties hereto agree as follows:

1.0. SOURCE CODE.

1.1. INITIAL DELIVERY. ESSI shall deliver to Escrow Agent the Material and associated documentation described in Appendix A to this Escrow Agreement [*] execution of this Agreement, or [*], whichever date is later. ESSI represents and warrants that it has all right, title and interest to such Material and any intellectual property pertaining thereto. Escrow Agent shall acknowledge in writing to SGI and ESSI receipt of the Material marked "Escrowed Material provided pursuant to a License Agreement and Escrow Agreement," but does not and shall not make any representation or warranty as to the contents of the Material or the conformity of the Material to the description set forth in Appendix A hereto. Simultaneously with such delivery to Escrow Agent, ESSI shall deliver to SGI a letter certifying that the Material being delivered to Escrow Agent is in conformity with Appendix A hereto and is in satisfaction of ESSI's obligations hereunder.

1.2. UPDATES. ESSI shall [*]. Such deliveries shall be made in accordance with
Section 1.1 above.

1.3. RIGHTS TO POSSESSION. While the Material is held in escrow hereunder: (a) ESSI shall have no right of possession of such Material, and (b) SGI shall have no right of access thereto and shall have only those rights specifically provided for herein.

2.0. DELIVERY OF MATERIAL BY ESCROW AGENT.
2.1 Escrow. Escrow Agent shall hold the Material in escrow until authorized hereunder to deliver the same as follows:

(a) Promptly after receipt of written notice signed by both parties that [*], Escrow Agent shall deliver to ESSI, free and clear of any interest of SGI or Escrow Agent, all Material then held by Escrow Agent.

(b) At any time prior to receipt of the notice specified in Section 2.1 (a) hereof, [*]. Upon[*], Escrow Agent shall, subject to [*].


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
(c) At any time prior to receipt of the notice specified in Section 2.1 (a) hereof, [*] Escrow Agent [*]. Upon [*] Escrow Agent shall, subject to [*].

        2.2. CONFIRMATION OF DELIVERY. A copy of any notice to Escrow Agent pursuant to Section 2.1 (b) or (c) hereof shall be delivered by hand or by mail (certified mail, return receipt requested) to the other party and such notice to Escrow Agent [*]. Escrow Agent shall not [*] hereof prior to the [*] on which Escrow Agent [*]. If either party [*] by the other party, such objecting party [*] and the provisions of [*] will be followed.

        2.3. DELIVERY TO SGI. The Material [*]

(a)  the [*]

(b)  [*]

(c)  the determination, [*]

(d)  the determination, [*]

(e)  the [*]

3.0. RIGHTS OF SGI WITH RESPECT TO MATERIAL. Upon the delivery of the Material by Escrow Agent pursuant to Section 2.0 hereof, [*] provided, however, that the right set forth [*] solely for [*] and is subject to all of the provisions of Sections [*] which are incorporated herein by reference, and further provided that [*] [*] in accordance with this provision [*] its successor or its authorized legal representative. Notwithstanding the foregoing, no title or ownership interest in any trade secret or other intellectual property is included in any transfer of Material to SGI hereunder. [*] this does not include [*]

4.0. SETTLEMENT OF DISPUTES. Any dispute that may arise under this Escrow Agreement, including, without limitation, disputes arising during the period of [*] hereof with respect to the delivery of the Material, or the duties of Escrow Agent hereunder, shall be settled [*], all costs and expenses of which (including reasonable attorneys' fees ) shall be borne [*] which the [*]. Prior to the settlement of any such dispute, Escrow Agent is authorized and directed to retain the Material in its possession, without liability to anyone.

5.0. CONCERNING THE ESCROW AGENT.


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
        5.1. Fees. [*]; Escrow Agent's fees and price schedule for services is set forth hereto in Appendix B. [*] any such fees payable to Escrow Agent.

        5.2. RESIGNATION/DISCHARGE. Escrow Agent may resign and be discharged from its duties hereunder at any time by giving notice of such resignation to SGI and ESSI specifying a date when such resignation shall take effect. Upon such notice, a successor Escrow Agent shall be appointed with the consent of both SGI and ESSI, such successor Escrow Agent to become Escrow Agent hereunder upon the resignation date specified in such notice. If SGI and ESSI are unable to agree upon a successor Escrow Agent within thirty (30) days after such notice, Escrow Agent shall be entitled to appoint its successor, who shall be subject to all the terms and conditions of this Escrow Agreement. Escrow Agent shall continue to serve until its successor accepts the escrow and receives the Material. SGI and ESSI shall have the right at any time upon this mutual consent to substitute a new Escrow Agent by giving notice thereof to Escrow Agent then acting.

        5.3. RELIANCE. Escrow Agent undertakes to perform such duties as are specifically set forth herein and may conclusively rely and shall be protected in acting or refraining from acting, on any written notice, instrument, or signature reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so. Escrow Agent shall have no responsibility for the contents of any writing contemplated herein and may rely without any liability upon the contents thereof, so long as Escrow Agent is not negligent in so relying.

        5.4. GOOD FAITH CONDUCT. Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordance with advice of counsel (which counsel may be of Escrow Agent's own choosing).

6.0. MISCELLANEOUS.

        6.1. MODIFICATION. This Agreement may only be modified by the prior written approval of a duly authorized representative of each party.

        6.2. COUNTERPARTS. The Agreement may be executed in one or more counterparts, but all such counterparts shall constitute but one and the same instrument.

        6.3. HEADINGS. Section headings contained in this Agreement have been inserted for reference purposes only, and shall not be used in the interpretation of this Agreement.

        6.4. NO RIGHTS. Except as otherwise expressly provided in this Agreement, no license or rights in any ESSI software or other intellectual property are provided under this Agreement, either expressly or by implication, estoppel or otherwise.

        6.5. GOVERNING LAW. This Agreement will be governed by and interpreted in accordance with the laws of the State of California, excluding its choice of laws rules. ESSI and SGI agree that any dispute regarding the interpretation or validity of, or otherwise arising out of, this Agreement, or relating to the products sold, distributed or licensed under this Agreement will be subject to the exclusive jurisdiction of the California state courts in and for Santa Clara, County, California (or, if there is federal jurisdiction, the United States District Court for the Northern District of California), and ESSI and SGI agree to submit to the personal and exclusive jurisdiction and venue of these courts.

        6.6. ASSIGNMENT. This Agreement is [*], provided, however, that [*] without such [*]


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
        6.7. WAIVER. The failure of either party to enforce at any time, or for any period of time, the provisions of this Agreement will not be interpreted to be a waiver of such provisions or of the right of such party to enforce each and every such provision.

        6.8. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by mail or (registered or certified mail, postage prepaid) (except in the case of notices given pursuant to Section 2.1 hereof, for which proof of delivery is required) to the parties at their respective address set forth in the heading of the Agreement (and in the case of Escrow Agent, as specified in Appendix B) or to such other addresses as any party may have furnished to the others in writing, in accordance herewith. Notices to SGI shall be sent to the attention of "Legal Services."

        6.9. SEVERABILITY. In the event that any of the provisions of this Agreement will be held by a court or other tribunal of competent jurisdiction to be unenforceable, the remaining portions of this Agreement will remain in full force and effect, provided that in such event ESSI and SGI agree to negotiate in good faith substitute enforceable provisions which most nearly effect ESSI's and SGI's intent in entering into this Agreement.

        6.10. INTEGRATION. THIS Agreement, including the attachments to this Agreement, constitutes the entire agreement between the parties, and any and all written or oral agreements previously existing between the parties pertaining to the subject matter of this Agreement are expressly canceled. Each party acknowledges that it is not entering into this Agreement on the basis of, and has not relied on, any representations not expressly contained in this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed and delivered on the date indicated below.

SILICON GRAPHICS, INC.                             ESCROW AGENT


By:                                  By:
   -----------------------------        -------------------------------
Typed Name:                          Typed Name:
          ----------------------               ------------------------
Title:                               Title:
     ---------------------------           ----------------------------

COMPANY


By:
   -----------------------------
Typed Name:
          ----------------------
Title:
     ---------------------------

                                   Appendix A



ESSI shall place into escrow, the following material:

        Source Code and all program documentation required to [*].


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
                                    EXHIBIT E
                         OBJECT CODE SUBLICENSING TERMS
1.   Sublicensee may [*].
2.   Sublicensee may [*].
3.   Sublicensee may [*].
4.   Sublicensee [*].
5.   Licensee is authorized to [*] of this Agreement.
6.   Sublicensee may [*] sublicensee shall [*].
7.   Licensee is only [*]:

     (a)   [*]
           [*] bundled with [*] for [*].

     (b)   [*]
           [*] for each [*] that is then [*].

     (c)   [*]
           [*] license for each [*] not [*]. Each license is [*].

     (d)   [*]
           [*] license for each [*] that is then-[*].

     (e)   [*]
           [*] license for each [*] license for each [*] that does not [*]. Each [*] is [*]. Such licenses are [*] with a [*] from a [*].

     (f)   [*]
           [*] license for any [*].

     (g)   [*]
           [*] license for any [*].

     Licensee is required to report to ESSI, [*].


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
                                    EXHIBIT F
                       ROYALTY SCHEDULE AND PAYMENT TERMS

A.      ROYALTY SCHEDULE


      LICENSED PRODUCT              LICENSE ROYALTY OR FEE                                SUPPORT ROYALTY OR FEE

(1) [*]

    (a) [*]                        [*]                                               [*]



    (b) [*]                        [*]                                               See the table on Exhibit M
                                                                                     for [*] for support



    (b) [*]                        [*]                                               [*] for A(1)(a) above


(2) [*]

    (a) [*]                        [*]                                               See the table on Exhibit M
                                                                                     for [*] for support



    (b) [*]                        [*]                                               See the table on Exhibit M
                                                                                     for [*] for support


(3) [*]                            [*]                                               See the table on Exhibit M
                                                                                     for [*] for support




ESSI agrees not to [*] by more than [*] and the amounts above [*] in ESSI's [*] for the Program.


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
                               EXHIBIT F (CONT'D)
                       ROYALTY SCHEDULE AND PAYMENT TERMS

B.      ROYALTY PAYMENT TERMS


      LICENSED PRODUCT           LICENSE ROYALTY OR FEE           SUPPORT ROYALTY OR FEE
(1) [*]

    (a) [*]                   [*]                                 [*]




    (b) [*]                   Same as [*] above                   Same [*] above



    (b) [*]                   Same as [*] above                   included in [*] above


(2) [*]

    (a) [*]                   Same as [*] above                   Same as [*] above



    (b) [*]                   Same as [*] above                   Same as [*] above



(3) [*]                       Same as [*] above                   Same as [*] above




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
                                    EXHIBIT G
                              SUPPORT AND TRAINING

1.0.    DEFINITIONS RELATED TO SUPPORT

1.1. "VENDOR MANAGER" means an employee of Licensee who acts as the prime interface with ESSI for support requests and issues. [*].

1.2. "SUPPORT SERVICES" means the technical support services described herein, and provided hereunder.

1.3. "ENGINEERING TECHNICAL CONTACT" means the ESSI technical contact with engineering expertise who will work directly with Licensee's VSR to resolve support problems.

1.4. [*] SUPPORT SERVICES" means support services provided for [*] under First Level, Second Level and Third Level Support.

1.5. [*] SUPPORT SERVICES" means support services provided for [*] under First Level, Second Level and Third Level Support.

1.6.    "LICENSEE'S AGENTS" means all [*] and/or ESSI that are [*].

1.7     "ERRORS" means [*].

2.0.    SUPPORT SERVICES OBLIGATIONS OF LICENSEE

2.1.    [*] SUPPORT - [*] shall [*] its [*] and/or its [*]:

                (1) CALL TRACKING - shall include, receiving customer calls and determining the maintenance status of the call;

                - Open new cases/calls with proper customer and contact information;

                - Interpret customer request, create a "Case Title" and assign the case for resolution [*];

        For [*] collect information on the part number, case type, severity level, operating system and [*] this information to [*].

                (2) PROBLEM DETERMINATION - Licensee shall obtain information and documentation [*]. In each incidence of an Error, Licensee shall [*] and the [*] by the [*].

2.2. [*] SUPPORT - [*] shall [*] in addition to the [*]:

                (1) PROBLEM RE-CREATION - shall include reproducing the environment [*] and/or program and to determine [*];


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
                (2) PROBLEM RESOLUTION - shall include [*] and [*] of the solution and/or [*];

2.3. LICENSEE'S [*]:

        -       Make [*] customer;

        -       [*] if appropriate;

        -       Confirm [*];

        -       Request [*] as needed;

        -       [*] and forward the [*];

        - In all other cases, [*] any [*] and [*] cases, or, on potential [*], identify and [*], [*];

        -       [*] to open [*] or [*].


3.0.  SUPPORT OBLIGATIONS [*]

[*] shall provide [*]. Additionally, [*] for [*] support that shall be provided [*].

3.1. [*] SUPPORT - Licensee shall designate Licensee employees [*] to provide [*] to the [*] to provide [*]:

                (1) PROBLEM RE-CREATION - shall include [*] and/or program and to [*];

                (2)     PROBLEM RESOLUTION - shall include [*] of the [*];

3.2. [*] SUPPORT - [*] provide the following [*].

                (1)     BUG FIXES - shall include [*] to [*], and to [*];
                        and

                (2)     ENHANCEMENTS - shall include [*].

4.0.  SUPPORT OBLIGATIONS TABLE

The following table represents the parties [*]:


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

                                                                   [*]
                        LICENSED PRODUCT           [*]             [*]               [*]
                        ----------------      -----------     ---------------   --------------
        [*] Support     Call Tracking              [*]             [*]               [*]
        [*] Support     Problem                    [*]             [*]               [*]
                        Determination              [*]             [*]               [*]
        [*] Support     Problem Re-creation        [*]             [*]               [*]
        [*] Support     Problem Resolution         [*]             [*]               [*]
        [*] Support     Bug Fixes                  [*]             [*]               [*]
        [*] Support     Enhancements               [*]             [*]               [*]


5.0   PROGRAM SUPPORT

5.1. PROBLEM ESCALATION - The following describes the [*] for [*] under this
Agreement:

        - [*] each [*]. When the [*] has been [*] and the [*] it according to [*]:

        - URGENT: The customer is [*]. This [*] solution. An [*] when there is [*] feature which [*] of a customer's [*] to the customer's [*].

        - HIGH: The customer is [*]. A [*] solution [*]. A [*] feature which [*] to the customer's environment, [*] environment (ie:
                [*].

        -       MEDIUM: The customer can [*]. A [*] (ie: [*].

        -       LOW: The customer can [*]. An [*] which is [*] of the [*].

5.2. PROBLEM RESOLUTION: [*] as indicated below:


        - URGENT: [*]. Acknowledge means [*] and has [*] to [*] understanding of the [*] and to [*] as described above. [*] but in [*], if such [*]. Additionally, [*].

        -       HIGH: [*] but in [*]


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

        -       MEDIUM: [*].

        -       LOW: [*] to provide a [*] on a [*].

        -       ENHANCEMENTS: [*] made by [*] product manager shall [*].

        - [*] to provide [*] as stated in [*]. Each correction will [*]. Software [*] into the [*]. Corrections [*].

[*] pursuant to this Exhibit H [*].

[*] of each new [*] to the [*].

5.3. SUPPORT COVERAGE HOURS - [*] respond to [*] Pacific Time during standard [*]. For [*] to with [*] determined to be [*], as defined in Section 5.1, that occur [*] directed to the [*].

5.4. PROGRAM INFORMATION - [*], Subject to based on restrictions of Confidentiality and Non-Disclosure, [*] to the use and/or [*]. In the event that [*] submits to [*] description of a [*] and all such data which [*] to those present [*] such [*] provided that the [*]. ESSI shall [*].

5.5. TRAINING - ESSI shall make available to Licensee Program and technical training to Licensee's support personnel, [*]. Such training shall be conducted on a mutually agreeable time on an as needed basis, [*]. Both parties intend to cooperate in developing plans to train and certify Licensee personnel to enable such trained personnel to train other Licensee personnel [*]. At Licensee's sole option, [*].

5.6. DOCUMENTATION - ESSI shall provide Licensee with five (5) complete sets of Program documentation. Licensee shall have the right to use, distribute and publish documentation on Licensee's technical publication website provided that all trademarks and/or copyrights are properly attributed on any reproduction for such documentation. ESSI agrees to provide Licensee with the following services, subject to the conditions for such support set forth in the Agreement:


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                                    Page 26

ESSI shall provide [*]. ESSI shall [*] ESSI will [*]. ESSI will [*] ("MR") date.

5.7. TOOLS AND OTHER INFORMATION - ESSI agrees to provide Licensee with [*]. ESSI shall provide [*] assist [*]. Such access shall be [*] available, [*]. Information obtained [*] subject to the Confidentiality restrictions listed in this Agreement. Additionally, ESSI shall provide Licensee a [*] to be used [*] in accordance with the Agreement.

5.8. PROGRAM FIX DATABASE - ESSI agrees to provide Licensee [*] information on [*], on a [*] in machine readable format that can be read on a SGI platform.


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
                                    EXHIBIT H
                             DELIVERY AND ACCEPTANCE

Within [*] after the Effective Date, ESSI shall deliver to Licensee (i) [*];
(ii) a hard copy and electronic version of the Documentation; and (iii) a [*] [*] in a form determined by ESSI (Collectively the "Deliverables"). Licensee shall accept or reject the Deliverables within [*] after receipt thereof. If Licensee does not within such time limit reject the Deliverables by written notice to ESSI specifying the reasons for rejection, the Deliverables shall be deemed accepted. Licensee shall [*] Releases, Revisions, or Versions to the Program or Documentation delivered to Licensee in accordance with the terms of this Agreement within [*] after receipt thereof. If Licensee does not within such [*] by written notice to ESSI specifying the reasons for rejection, the Deliverables shall be deemed accepted. All shipping charges, special packing expenses and insurance, if any, will be borne by Licensee. It is the responsibility of the Licensee to provide and prepare the configuration of the system environment necessary to properly distribute the Program in accordance with the terms of this Agreement. [*].


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
                                    EXHIBIT I
                          SGI EQUIPMENT LOAN AGREEMENT

Section 7.1 of the attached SGI Equipment Loan Agreement shall be stricken in its entirety and replaced with the following:

        7.1 Term. COMPANY shall be entitled to utilize the Loaned Equipment
[*] until the expiration or termination of COMPANY's support obligations under the Software License, OEM, And Distribution Agreement between SGI and COMPANY, dated ___________________. In the event of termination hereof, COMPANY shall [*] after termination.


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
                                          EXHIBIT J
                                  LOANED EQUIPMENT SCHEDULE


Item           Description          Operating System Version     Purpose
  [*]             [*]                          [*]                 [*]
  [*]             [*]                          [*]                 [*]
  [*]             [*]                          [*]                 [*]
  [*]             [*]                          [*]                 [*]
  [*]             [*]                          [*]                 [*]
  [*]             [*]                          [*]                 [*]
  [*]             [*]                          [*]                 [*]
  [*]             [*]                          [*]                 [*]
  [*]             [*]                          [*]                 [*]



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
                                    EXHIBIT K
                           ESSI SOFTWARE LICENSE TERMS
                       ENLIGHTEN SOFTWARE SOLUTIONS, INC.
                                LICENSE AGREEMENT

"ENlighten":        ENlighten Software Solutions, Inc.    "CUSTOMER":____________________
Incorporated:       California                            _______________________________
Address:            999 Baker Way, Fifth Floor            _______________________________
                    San Mateo, CA  94404-1568             _______________________________
                    Attn:  Contract Administration        _______________________________
Telephone:          (415) 578-0700  FAX:  (415) 578-0118

This Agreement refers to End User Terms and Conditions. The End User Terms and Conditions can be accessed in any of the following ways: (1) in the install screen for the Software; (2) in electronic form on the media containing the Software; and (3) in paper form included with the Software's evaluation documentation.

1. DESIGNATED EQUIPMENT AND LICENSED FACILITY. The software described below (the "Software"), Designated Equipment (identified by system class(es)) on which the Software may reside, and the Licensed Facility(ies) at which the Software is licensed for use are as follows:


    ================================================================================================================
            SOFTWARE               QTY       SYSTEM         LICENSED FACILITY        LICENSE FEE       MAINTENANCE
                                             CLASS                                                         FEE
    --------------------------    ------    --------    ------------------------    --------------    --------------
    ENlighten UI (Host name___)                                                     $                 $

    --------------------------    ------    --------    ------------------------    --------------    --------------
                                                                                    $                 $
    --------------------------    ------    --------    ------------------------    --------------    --------------
                                                                                    $                 $
    --------------------------    ------    --------    ------------------------    --------------    --------------
                                                                                    $                 $
    --------------------------    ------    --------    ------------------------    --------------    --------------
                                                                           TOTAL    $                 $
    --------------------------    ------    --------    ------------------------    --------------    --------------
    ================================================================================================================


2. MAINTENANCE FEES. The annual fee for Maintenance (as described in Section 7 of the End User Terms and Conditions) is 20% of the license fee in effect (as determined by ENlighten) for new licenses of the Software at each anniversary date set out in Section 3 below. The Maintenance fee for the first year is priced according to Section 1 above. ENlighten shall provide Maintenance from its San Mateo office which makes Maintenance personnel available as described in Paragraph 7(a) of the End User Terms and Conditions during ENlighten's normal business hours.

3. BILLING AND SHIPPING ADDRESS(ES) FOR CUSTOMER.


                                                                                            Send Subsequent Year's
                              Ship Product To:               Send Initial Invoice To:       Maintenance Invoices To:
Customer:                     ________________________       ________________________       ________________________
Address:                      ________________________       ________________________       ________________________
City/State/Zip:               ________________________       ________________________       ________________________
Attention:                    ________________________       ________________________       ________________________
Telephone:                    ________________________       ________________________       ________________________

Each party warrants that it has full power and authority to enter into and perform this Agreement and that the person signing this Agreement on behalf of such party has been duly authorized and empowered to enter into this Agreement.

This Agreement (including the End User Terms and Conditions) constitutes the entire agreement between the parties concerning the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any prior agreements, proposals, or other communications, oral or written. This Agreement may only be changed by mutual agreement in writing of authorized representatives of the parties in writing. The terms of this Agreement apply to all purchase orders issued by Customer during the term of this Agreement. Any additional or conflicting terms and conditions contained on any such purchase orders are of no force and effect. By signing this Agreement, and in consideration of the mutual promises set forth herein, the parties agree to the terms and conditions set forth on this page and on the End User Terms and Conditions.

PLEASE REVIEW THE END USER TERMS AND CONDITIONS, WHICH INCLUDE IMPORTANT LEGAL TERMS, SUCH AS LIMITATIONS ON WARRANTIES, ENLIGHTEN'S LIABILITY, AND YOUR REMEDIES. I, THE UNDERSIGNED, HAVE READ THIS AGREEMENT AND AGREE TO BE BOUND BY IT AND THE END USER TERMS AND CONDITIONS.

                           ESSI SOFTWARE LICENSE TERMS

                  Please read the following "End User Terms and
                             Conditions" carefully.


                       ENLIGHTEN SOFTWARE SOLUTIONS, INC.
                          END USER TERMS AND CONDITIONS

THIS IS A LEGAL AGREEMENT BETWEEN YOU AND ENLIGHTEN SOFTWARE SOLUTIONS, INC. ("ENLIGHTEN").

        1. Definitions. Unless defined below, all terms are as defined on the ENlighten Software Solutions, Inc. License Agreement.

        2. Term. For purposes of this Agreement, the "Evaluation Term" shall mean a period commencing upon delivery of the Software to you and continuing for thirty (30) days thereafter. You may extend the license granted in Paragraph 3 ("Software License") beyond the Evaluation Term for a period continuing for the life of the copyright in the Software (the "Extended Term") by paying the then-current end user license fees and completing, signing, and returning the ENlighten Software Solutions, Inc. License Agreement. The Software shall be deemed accepted by you upon execution of the ENlighten Software Solutions, Inc. License Agreement. This Agreement commences upon the Effective Date and continues for the Evaluation Term and Extended Term, if any.

        3. Software License. Subject to these End User Terms and Conditions, ENLIGHTEN hereby grants to you a non-exclusive, non-transferable license (without the right to sublicense) to use the Software and its related documentation (i) during the Evaluation Term, solely for internal evaluation by your employees and contractors, or (ii) during the Extended Term, for your internal business use on the Designated Equipment for access by your employees and contractors at the Licensed Facilities, subject to the end user quantity limits imposed by the Software's license manager ("Quantity Limit"). You can increase the Quantity Limit by paying ENLIGHTEN the applicable then-current license fee.

        4. Restrictions. The Software may not be reverse compiled, reverse assembled, reverse engineered, used, executed, copied, or modified except as stated in this Agreement. You may make a reasonable number of archival copies of the Software for backup or archival purposes in accordance with applicable copyright law. You must retain, reproduce, and abide by all proprietary rights notices, serial numbers, and other notices of ENLIGHTEN and its licensors on the Software and its related documentation and any copies thereof. You will establish backup plans, restart and recovery procedures, and audit controls sufficient to maintain the security and integrity of the Software. "Software" includes but is not limited to (I) any Software updates and/or upgrades provided by ENLIGHTEN to you during the Evaluation Term and Extended Term, if any, and
(ii) any documentation provided to you during this Agreement, including but not limited to hard copy and electronic manuals, release notes, installation procedures, and bug reports.

        5. Designated Equipment and Licensed Facilities. You may, upon receiving ENLIGHTEN's prior written consent, change the Designated Equipment, transfer the use of the Software to another piece of Designated Equipment and/or change the Licensed Facilities. You will provide ENLIGHTEN with written notice of the proposed new Designated Equipment or Licensed Facilities. The fee for any such transfer shall be in accordance with ENLIGHTEN's then-current published price list and shall be paid by you. If you desire to transfer the use of the Software from one system class to a higher system class (as defined in ENLIGHTEN's then-current published price list), you will pay to ENLIGHTEN the difference between the then-current license fees for the lower class and the higher class. You agree to notify ENLIGHTEN thirty (30) days in advance of any requested Software relocation(s), the cost of which shall be borne by you.

        6. Taxes and Payments. You are responsible for all taxes, fees, duties, governmental charges, and similar assessments (other than taxes based on ENLIGHTEN's net income) attributable to your license of the Software and procurement of Maintenance. All payments are due not later than thirty (30) days following ENLIGHTEN's invoice date. You agree to pay interest on overdue payments at the rate of 1.5% per month or, if less, the highest rate permitted by law.

        7. Maintenance. Maintenance is not included with the Software, but must be separately purchased. ENLIGHTEN will provide such maintenance and continuing support ("Maintenance") on an annual basis at the rates described in the ENlighten Software Solutions, Inc. License Agreement. The following provisions shall apply to any procured Maintenance:

               (a) General Support. ENLIGHTEN shall provide you with telephone assistance for inquiries related to the use of the Software and the reporting of errors or other problems with the Software during ENLIGHTEN's normal business hours.

                (b) Error Corrections. If ENLIGHTEN is notified in writing by you of an error or other problem in the Software, and such error or other problem can be verified, either by reproduction at ENLIGHTEN's facility or through remote access to your facility, ENLIGHTEN shall use reasonable efforts to correct the error or other problem within a reasonable time.

               (c) Provision of Updates. ENLIGHTEN shall make updates to the Software and its related documentation available to you at no additional charge. Updates shall be provided in the same form and manner as the Software was provided unless the parties otherwise agree. You agree to promptly install new updates, patches, and fixes of Software as requested by ENLIGHTEN.

               (d) Lapse. If you wish to purchase Maintenance after not having Maintenance for any period of time in which this Agreement was in effect ("Lapse Period"), you will be required to pay the standard Maintenance fees in effect for any such Lapse Period in addition to fees for the period for which you wish to purchase Maintenance.


        8. Limited Warranties and Remedies.

               (a) Software. During the Evaluation Term, the Software is provided "AS IS" and without any warranty. During the Extended Term, the only warranty provided by ENLIGHTEN to you with regard to the Software is that the Software media is warranted against defects in material and workmanship under normal use for a period of ninety (90) days from the date of delivery to you. If a defect appears in this ninety (90) day period, ENLIGHTEN will either repair or replace defective Software media.

               (b) Maintenance. The only warranty provided by ENLIGHTEN to you with regard to Maintenance is that such Maintenance will be of professional quality and will conform to generally accepted industry standards and practices for similar services.

               (c) Further Warranty Limitations. In addition to the other limitations set forth in this Agreement, ENLIGHTEN will have no warranty obligations if you do not promptly notify ENLIGHTEN in writing of each defect and adequately describe the defect. ENLIGHTEN is not obligated to correct a Software media defect that cannot be reproduced. ENLIGHTEN's warranties in this Agreement do not apply to any Software media (i) improperly installed or operated, (ii) altered, except by ENLIGHTEN or in accordance with its instructions, or (iii) damaged by improper electrical power or environment, abuse, misuse, accident, or negligence. No written or oral representation regarding the capacity, suitability, or performance of Software or Maintenance, whether by an ENLIGHTEN employee or otherwise, is a warranty by ENLIGHTEN or gives rise to any liability of ENLIGHTEN. You acknowledge that no promise, representation, warranty, or undertaking has been made or given by ENLIGHTEN or by any other entity in relation to (i) the profitability of, or any other consequences or benefits to be obtained from, the delivery or use of the Software, (ii) merchantability or fitness for any purpose or purposes of the Software, or (iii) the Maintenance. You have relied upon your own skill and judgment in deciding to enter into this Agreement.

               (d) Except as expressly stated herein, THE SOFTWARE IS LICENSED HEREUNDER "AS IS." ENLIGHTEN DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE. ENLIGHTEN SPECIFICALLY DISCLAIMS ALL EXPRESS, IMPLIED, OR STATUTORY WARRANTIES REGARDING THE SOFTWARE, DOCUMENTATION, AND MAINTENANCE, INCLUDING THE WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, AND NON-INFRINGEMENT.

        9. Limitations on Damages. ENLIGHTEN IS NOT RESPONSIBLE FOR SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF USE, LOSS OF DATA, OR LOST PROFITS OR REVENUES), REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT ENLIGHTEN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ENLIGHTEN'S TOTAL LIABILITY FOR ALL DAMAGES IN ANY ACTION BASED ON, ARISING OUT OF, OR IN CONNECTION WITH THE SOFTWARE, MAINTENANCE, OR THIS AGREEMENT SHALL NOT EXCEED THE PRICE YOU HAVE PAID ENLIGHTEN FOR THE SOFTWARE.

        10. Termination. ENLIGHTEN may terminate this Agreement at any time for a material breach of this Agreement by you. ENLIGHTEN will provide you with ten
(10) days notice of termination. Sections 4, 8, and 9 shall survive termination of this Agreement. Upon termination of any license you must (i) either return to ENLIGHTEN or destroy all copies of the Software and its related documentation, and (ii) furnish to ENLIGHTEN a signed certificate of compliance with this provision. If you desire to terminate any Maintenance provided hereunder, you must provide ENLIGHTEN ninety (90) days advance written notice. Upon said termination of any Maintenance, ENLIGHTEN will be under no obligation to provide you with Maintenance of any type for the applicable Software.

        11. Export. You acknowledge that the laws and regulations of the United States, and any other applicable foreign government, may restrict the export and re-export of certain commodities and technical data of such nation's origin, including the Software and its related documentation. You agree that you will not export or re-export the Software and its related documentation without the appropriate United States or foreign government licenses.

        12. Intellectual Property Rights and Injunctive Relief. The Software and its related documentation, and all patents, copyrights, trade secrets, and trademarks embodied in or associated with the Software are proprietary to ENLIGHTEN and/or its licensors. No title to or ownership in these items is conveyed to you or to any third party. ENLIGHTEN shall be entitled to appropriate injunctive relief in the event of any unauthorized use of the Software.

        13. Assignment. You may not assign this Agreement or any license, or transfer any Software to a different Licensed Facility or to a third party, without ENLIGHTEN's prior written consent.

        14. Restricted Governmental Rights. If this product is acquired under the terms of a DoD contract, use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of 252.277-7013 and restrictions set forth in this end user agreement. If this product is acquired under the terms of a civilian agency contract, use, reproduction, or disclosure is subject to 52.227-19 and restrictions set forth in this end user agreement. Unpublished-rights reserved under the copyright laws of the United States. ENlighten Software Solutions, Inc., 999 Baker Way, Fifth Floor, San Mateo, CA, USA 94404.

        15. Miscellaneous. If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions remain in effect. This Agreement is governed by and construed under the laws of the United States of America and the State of California as applied to transactions entered into and to be performed entirely in California between residents of California.

        16. Waiver. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.



                           --------------------------



By entering "I AGREE" followed by your name in the green text field above, you are indicating your acceptance and agree to be bound by the end user terms and conditions described herein with this software package (the "software").

If you do not agree to the end user terms and conditions described herein, please click the "do not accept" button to cancel the installation, and promptly return the software package and the accompanying items (including all written and other materials) to ENLIGHTEN.

                                    EXHIBIT L
                         NON-RECURRING ENGINEERING ITEMS


Requests for non-recurring engineering (NRE) work will be submitted by Licensee to ESSI in writing. ESSI will respond [*] with a proposal including estimated costs for delivery of such NRE requests. Licensee will respond to ESSI's proposal [*] proposal either authorizing the NRE work, rejecting the proposal, or requesting revisions. After the proposal has been mutually agreed to, NRE costs will be billed to Licensee per the following schedule:

        Engineering development time will be billed at [*]

        Required purchases of tools or other supporting software necessary to complete a requested change to the Program will be billed [*].

One specific area of NRE has been identified:

(1) Costs associated with [*] including but not limited to, [*] and additional [*].

Cost estimate for above NRE:                                          [*]
Cost estimate for [*]:                                                [*]

Total:                                                                [*]


[*] = Confidential Treatment Requested -- Edited Copies

                                    EXHIBIT M
                       DSM LIST PRICE AND SUPPORT ROYALTY

The following table represents list prices for the various components of the Program that Licensee is eligible to sublicense to third parties. The table below also lists the [*] due ESSI. The [*].


        [*]                             List Price    Support Royalty [*]
--------------------------------------------------------------------------------------------------------------------
                                                             [*]                 [*]                    [*]
-------------------------------         ----------    ------------------------   --------        -------------------
  GMS                                       N/A*             N/A*                 N/A*               N/A*
  Server Agent                              N/A*             N/A*                 N/A*               N/A*
  Workstation Agent                         N/A*             N/A*                 N/A*               N/A*

[*]
  GMS                                       [*]              [*]                  [*]                [*]
  Server Agent                              [*]              [*]                  [*]                [*]
  Workstation Agent                         [*]              [*]                  [*]                [*]

[*]
  GMS                                       [*]              [*]                  [*]                [*]
  Server Agent                              N/A              N/A                  N/A                N/A
  Workstation Agent                         N/A              N/A                  N/A                N/A

[*]
  GMS                                       [*]              [*]                  [*]                [*]
  Server Agent                              [*]              [*]                  [*]                [*]
  Workstation Agent                         [*]              [*]                  [*]                [*]

[*]
  GMS                                       [*]              [*]                  [*]                [*]
  Server Agent                              [*]              [*]                  [*]                [*]
  Workstation Agent                         [*]              [*]                  [*]                [*]

[*]
  Server Agent                              [*]              [*]                  [*]                [*]
  Workstation Agent                         [*]              [*]                  [*]                [*]
  NT Agent                                  [*]              [*]                  [*]                [*]

[*]
  Server Agent                              [*]              [*]                  [*]                [*]
  Workstation Agent                         [*]              [*]                  [*]                [*]
  NT Agent                                  [*]              [*]                  [*]                [*]


[*]

[*]


[*] = Confidential Treatment Requested -- Edited Copies

                                           EXHIBIT N
                                         ESSI CUSTOMERS

[*]


[*] = Confidential Treatment Requested -- Edited Copies